UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):          July 11, 2006
Crown Crafts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7604	58-0678148

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification
Incorporation)		No.)

916 South Burnside Avenue, Gonzales, LA	70737

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:           (225) 647-9100

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.03. Material Modification to Rights of Security Holders
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Amendment No. 1 to Amended and Restated Rights Agreement
Financing Agreement
Stock Pledge Agreement
Mortgage, Assignment of Leases and Rents, Fixture Filling and Security Agreement
Secured Subordinated Promissory Note - Wachovia Bank
Secured Subordinated Promissory Note - Banc of America Strategic Solutions, Inc.
Secured Subordinated Promissory Note - The Prudential Insurance Company of America
Security Agreement
Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement
Press Release

Item 1.01.	Entry into a Material Definitive Agreement.
     (a) Financing Agreement
     On July 11, 2006, Crown Crafts, Inc. (the “Company”), together with Crown Crafts Infant Products, Inc., Churchill Weavers, Inc. and Hamco, Inc., each a wholly-owned subsidiary of the Company (collectively, the “Subsidiaries,” and together with the Company, the “Borrowers”), entered into a Financing Agreement (the “Financing Agreement”) with The CIT Group/Commercial Services, Inc. (“CIT”) providing for revolving loans of up to an aggregate principal amount of $22,000,000. Borrowings under the Financing Agreement accrue interest at either prime minus 1.0% per annum or, in the case of certain LIBOR loans, 2.25% per annum. In addition, the Borrowers must pay commitment fees monthly in arrears on the daily amount of the unused portion of the revolving loan amount at the rate of 0.15% per annum. The Borrowers also must pay CIT a monthly administrative management fee of $1,500.
     The Financing Agreement will expire on July 11, 2009, at which time all outstanding amounts under the Financing Agreement will become due and payable. The Financing Agreement contains usual and customary covenants for transactions of this type, including limitations on other indebtedness, liens, transfers of assets, investments and acquisitions, merger or consolidation transactions, dividends, transactions with affiliates and changes in or amendments to the Borrowers’ organizational documents.
     The obligations of the Borrowers under the Financing Agreement are secured by (i) a pledge of all or substantially all of the assets of the Borrowers; (ii) a pledge of all of the capital stock of each of the Borrowers pursuant to a Stock Pledge Agreement dated July 11, 2006 between the Borrowers and the Lender (the “Stock Pledge”); and (iii) a mortgage of certain real property pursuant to the terms of a Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated July 11, 2006 from Churchill Weavers, Inc. to CIT (the “Mortgage”). In the event of a default by the Borrowers under the Financing Agreement, CIT may terminate the commitments made under the Financing Agreement, declare all amounts outstanding, including all accrued interest and unpaid fees, payable immediately and enforce any and all rights and interests created and existing under the Financing Agreement, the Stock Pledge and the Mortgage and all other rights available under the law.
     Proceeds of the initial borrowing under the Financing Agreement were used by the Company to satisfy all amounts due under the Credit Agreement dated July 23, 2001 between the Borrowers and Wachovia Bank, National Association (“Wachovia”), Banc of America Strategic Solutions, Inc. and The Prudential Insurance Company of America (collectively, the “Existing Lenders”), as amended (the “Former Credit Agreement”), and the Subordinated Note and Warrant Purchase Agreement dated July 23, 2001 between the Company and the Existing Lenders, as amended (the “Former Sub Debt Agreement”), which agreements were terminated effective July 11, 2006. Concurrent with the payment of such amounts, the Company issued to the Existing Lenders Secured Subordinated Promissory Notes (the “Subordinated Notes”) dated July 11, 2006 in the aggregate principal amount of $4,000,000, and the Existing Lenders surrendered to the Company for cancellation the Common Stock Purchase Warrants previously acquired by the Existing Lenders pursuant to the Former Sub Debt Agreement.
     The Subordinated Notes do not bear interest and are payable in two equal installments of $2,000,000 each, the first of which is payable on July 11, 2010 and the second of which is payable on July 11, 2011. Payment of the outstanding principal amounts of the Subordinated Notes may be accelerated upon the occurrence of certain change in control and bankruptcy events involving the Company. The Subsidiaries have guaranteed the payment of the Subordinated Notes.
     The obligations of the Company under the Subordinated Notes are secured by (i) a pledge of all or substantially all of the assets of the Borrowers pursuant to a Security Agreement dated July 11, 2006 between the Borrowers and Wachovia as agent for the Existing Lenders, which provides the Existing Lenders a second priority lien on such assets (the “Security Agreement”), and (iii) a mortgage of certain real property pursuant to the terms of a Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated July 11, 2006 from Churchill Weavers, Inc. to Wachovia as agent for the Existing Lenders (the “Second Mortgage”).
     The descriptions contained herein of the Financing Agreement, the Stock Pledge, the Mortgage, the Subordinated Notes, the Security Agreement and the Second Mortgage are qualified in their entirety by reference to the terms of such documents, each of which is attached hereto as an exhibit and incorporated herein by this reference.
     (b) Amendment No. 1 to Amended and Restated Rights Agreement
     The information set forth in Item 3.03 related to the Amendment is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.
     The information set forth in Item 1.01 related to the Former Credit Agreement and the Former Sub Debt Agreement is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 related to the Financing Agreement and the Subordinated Notes is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.
     On July 12, 2006, the Company and Computershare Investor Services, LLC (“Computershare”) entered into an Amendment No. 1 (the “Amendment”) to that certain Amended and Restated Rights Agreement (the “Rights Agreement”) dated as of August 6, 2003 between the Company and Computershare (as successor to SunTrust Bank as Rights Agent) regarding the Company’s common stock purchase rights.
     The Amendment provides that neither E. Randall Chestnut, the Company’s President and Chief Executive Officer, nor any of his lineal descendants or any trust of which he or any such descendant is a trustee, shall be an Acquiring Person (as defined in the Rights Agreement) so long as neither Mr. Chestnut nor any such descendant or trust beneficially owns, in the aggregate, more than 15% of the Common Shares (as defined in the Rights Agreement) of the Company then outstanding. The Amendment also removes provisions in the Rights Agreement that excluded from the definition of Acquiring Person certain parties holding either the Common Stock Purchase Warrants previously issued to the Existing Lenders pursuant to the Former Sub Debt Agreement or shares of the Company issued in connection with such Common Stock Purchase Warrants.
     The description contained herein of the Amendment is qualified in its entirety by reference to the terms of such document, which is attached hereto as an exhibit and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.
4.1	Amendment No. 1 to Amended and Restated Rights Agreement dated as of July 12, 2006 between the Company and Computershare Investor Services, LLC

10.1	Financing Agreement dated as of July 11, 2006 by and among the Company, Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and The CIT Group/Commercial Services, Inc.

10.2	Stock Pledge Agreement dated as of July 11, 2006 by and among the Company, Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and The CIT Group/Commercial Services, Inc.

10.3	Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated July 11, 2006 from Churchill Weavers, Inc. to The CIT Group/Commercial Services, Inc.

10.4	Secured Subordinated Promissory Note dated July 11, 2006 issued by the Company to Wachovia Bank, National Association

10.5	Secured Subordinated Promissory Note dated July 11, 2006 issued by the Company to Banc of America Strategic Solutions, Inc.

10.6	Secured Subordinated Promissory Note dated July 11, 2006 issued by the Company to The Prudential Insurance Company of America

10.7	Security Agreement dated as of July 11, 2006 by and among the Company, Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and Wachovia Bank, National Association, as Agent

10.8	Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated July 11, 2006 from Churchill Weavers, Inc. to Wachovia Bank, National Association, as Agent

99.1	Press Release dated July 11, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWN CRAFTS, INC.

By:	/s/ E. Randall Chestnut
E. Randall Chestnut, President and Chief Executive Officer
Dated: July 17, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit
4.1	Amendment No. 1 to Amended and Restated Rights Agreement dated as of July 12, 2006 between the Company and Computershare Investor Services, LLC

10.1	Financing Agreement dated as of July 11, 2006 by and among the Company, Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and The CIT Group/Commercial Services, Inc.

10.2	Stock Pledge Agreement dated as of July 11, 2006 by and among the Company, Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and The CIT Group/Commercial Services, Inc.

10.3	Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated July 11, 2006 from Churchill Weavers, Inc. to The CIT Group/Commercial Services, Inc.

10.4	Secured Subordinated Promissory Note dated July 11, 2006 issued by the Company to Wachovia Bank, National Association

10.5	Secured Subordinated Promissory Note dated July 11, 2006 issued by the Company to Banc of America Strategic Solutions, Inc.

10.6	Secured Subordinated Promissory Note dated July 11, 2006 issued by the Company to The Prudential Insurance Company of America

10.7	Security Agreement dated as of July 11, 2006 by and among the Company, Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and Wachovia Bank, National Association, as Agent

10.8	Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated July 11, 2006 from Churchill Weavers, Inc. to Wachovia Bank, National Association, as Agent

99.1	Press Release dated July 11, 2006.